                                                                  Exhibit 99.1


-------------------------------------------------------------------------------
                                                                      [PHOTOS]

                         SOLUTIA CLAIMS PRESENTATION

                                March 29, 2007

-------------------------------------------------------------------------------
                                                                      [PHOTOS]


CLAIMS OVERVIEW

===============================================================================
                          ESTIMATED AMOUNT OF CLAIMS
-------------------------------------------------------------------------------
CLASS                                     ESTIMATED AMOUNT IN MILLIONS
===============================================================================
ADMINISTRATIVE                                        $8.8
-------------------------------------------------------------------------------
PRIORITY                                              $2.2
-------------------------------------------------------------------------------
SECURED                                              $262.6
-------------------------------------------------------------------------------
CPFILMS (UNSECURED CLAIMS)                            $8.4
-------------------------------------------------------------------------------
ENVIRONMENTAL/TORT                                    N/A
-------------------------------------------------------------------------------
PHARMACIA                                             $0
-------------------------------------------------------------------------------
RETIREES                                              $35
-------------------------------------------------------------------------------
NOTEHOLDERS                                   $455.4 (IF UNSECURED)
                                        TO $584.1 (IF FULLY SECURED AS OF
                                                    6/30/07)
-------------------------------------------------------------------------------
MONSANTO                                          $329 TO $383
-------------------------------------------------------------------------------
GENERAL UNSECURED                                 $242 TO $302
===============================================================================

-------------------------------------------------------------------------------
                                                                      [PHOTOS]



CLAIMS RESOLUTION TO DATE

o    As of the Bar Date, more than 17,000 claims were filed or scheduled by
     Solutia:

     -    Approximately 14,800 proofs of claim were filed; and

     -    Approximately 2,500 claims were scheduled.

o    These claims include:

     -    8,900 environmental and personal injury claims;

     -    760 claims asserted by retirees; and

     -    1,780 director, officer, and employee indemnification claims.

o    The vast majority of claims have been resolved:

     -    67 claims objections filed

     -    66 settlements reached

     - 2,900 claims with an asserted value of more than $2.6 billion resolved

o    Resolutions with respect to 105 unsecured claims remain pending.

-------------------------------------------------------------------------------
                                                                      [PHOTOS]


UNRESOLVED CLAIMS DETAIL

o The asserted amount of the 105 unresolved unsecured claims is $813.3 million.

o    Solutia's estimate for these claims is $124 - $184 million.

o The unresolved unsecured claims can be broken down into the following general categories:

     - 11 claims asserting amounts in excess of Solutia's estimated amount by more than $100,000 (estimated at $70.9 - $130.9 million);

     - 60 claims asserting amounts in excess of Solutia's estimated amount by less than $100,000 (estimated at $42.4 million);

     - 4 claims that should be categorized as equity interests (estimated at $0);

     -    11 unliquidated claims (estimated at $2.1 million); and

     - 19 claims where a resolution is expected imminently (estimated at $8.6 million).

-------------------------------------------------------------------------------
                                                                      [PHOTOS]


SIGNIFICANT UNRESOLVED CLAIMS

       CLAIM             ASSERTED AMOUNT
       -----             ---------------

       CALPINE           $382.5 MILLION

       DICKERSON         $291 MILLION

       BOC GASES         $30.4 MILLION

       PROBST            UNLIQUIDATED